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                         AIM INTERNATIONAL FUNDS, INC.

                         AIM INTERNATIONAL EQUITY FUND

                       Supplement dated December 16, 1996
                     to the Prospectus dated March 1, 1996
     as supplemented March 29, 1996, October 11, 1996 and November 5, 1996

APPROVAL OF NEW ADVISORY, ADMINISTRATIVE SERVICES AND DISTRIBUTION AGREEMENTS

         On December 11, 1996, the Board of Directors (the "Board") of AIM International Funds, Inc. (the "Company") approved a new investment advisory agreement, subject to shareholder approval, between A I M Advisors, Inc. ("AIM") and the Company with respect to AIM International Equity Fund (the "Fund"). Shareholders will be asked to approve the proposed advisory agreement at an annual meeting of shareholders to be held on February 7, 1997 (the "Annual Meeting"). The Board has also approved a new administrative services agreement with AIM and a new distribution agreement with A I M Distributors, Inc. There have been no material changes to the terms of the new agreements, including the fees payable by the Fund. No change is anticipated in the investment advisory or other personnel responsible for the Fund as a result of these new agreements.

         The Board has approved these new agreements because the Fund's corresponding existing agreements will terminate upon the consummation of the proposed merger of A I M Management Group Inc., the parent of AIM, into a subsidiary of INVESCO plc. INVESCO plc and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific region. It is contemplated that the merger will occur on February 28, 1997. Provided that each Fund's shareholders approve the new advisory agreement at the Annual Meeting and the merger is consummated, the new advisory agreement with respect to the Fund, as well as the new administrative services and distribution agreements, will automatically become effective as of the closing of the merger.

PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT POLICIES

         The Board has unanimously approved the elimination of and a change to certain fundamental investment policies of the Fund, subject to shareholder approval. Shareholders will be asked to approve these changes at the Annual Meeting. If approved, they will become effective on March 1, 1997.

         Investment in Other Investment Companies

         The Fund is currently prohibited from investing more than 5% of its assets in securities of a single issuer or holding more than 10% of the outstanding voting securities of an issuer, except that the Fund may invest up to 25% of all assets without regard to such restrictions. The Board has approved the amendment of this fundamental investment policy to permit investment in other investment companies to the extent permitted by the Investment Company Act of 1940, and rules and regulations thereunder, and, if applicable, exemptive orders granted by the Securities and Exchange Commission.

         For additional information regarding the proposed change described above, see the Fund's Statement of Additional Information dated March 1, 1996, as supplemented December 16, 1996 (the "Supplemented Statement of Additional Information").

         Investment in Unseasoned Issuers

         The Fund is currently prohibited from investing in securities of issuers that, together with their predecessors, have less than three years of continuous operations. The Board has approved the elimination of this prohibition. The Fund desires to purchase securities of unseasoned issuers because such securities may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

         For additional information regarding this proposed change, see the Supplemented Statement of Additional Information.